(LOGO)(R)                                   AFD EXCHANGE RESERVES

Supplement Dated November 9, 1995, to Prospectus Dated
February 1, 1995

    This Supplement to the current Prospectus of the Fund supplements the information under the heading "Purchase and Sale of Shares," and supersedes the information under the heading
"Expense Information."



                   PURCHASE AND SALE OF SHARES



Previously, shares of the Fund were available only upon exchange from another Alliance Mutual Fund. Effective November 9, 1995, shares of the Fund may be purchased for cash and thereafter txchanged for shares of the same class of other Alliance Mutual Funds. Under the Alliance Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect. Exchanges also may be made at other times of an investor's choosing. Shares of the Fund should be purchased for cash only as a temporary investment pending exchange into another Alliance Mutual Fund and should not be held as a long-term investment. Shares of the Fund will continue to be available upon exchange from other Alliance Mutual Funds.

HOW TO BUY SHARES

You can purchase shares of the Fund for cash through broker-dealers, banks or other financial intermediaries. Purchases of shares for cash directly through Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter, may be made only if the purchaser has a financial intermediary of record. The minimum initial investment is $250. The minimum for subsequent investments is $50. Investments of $25 or more are allowed under the automatic investment program. See the Subscription Application and Statement of Additional Information for more information.

Class A Shares

You can purchase Class A shares for cash at net asset value. Class A shares are sold without any initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, you may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year;

Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. See "Application of the CDSC" in the Prospectus. As discussed below, Class A shares may be exchanged for Class A shares of other Alliance Mutual Funds, subject to any applicable initial sales charge at the time of exchange. On cash purchases of less than $1,000,000, a commission will not be paid to the dealer or agent until the shares are exchanged for Class A shares of another Alliance Mutual Fund. Consult the Subscription Application and Statement of Additional Information.

Class B Shares -- Deferred Sales Charge Alternative

You can purchase Class B shares for cash at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of net asset value at the time of redemption or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares. The amount of the CDSC on Class B shares is set forth below.

     Year Since Purchase                   CDSC

     First.................                4.0%
     Second................                3.0%
     Third.................                2.0%
     Fourth................                1.0%
     Fifth.................                None

Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. As discussed below, Class B shares may be exchanged at net asset value for Class B shares of other Alliance Mutual Funds.
Following an exchange, Class B shares will continue to age for purposes of determining the CDSC, if any, upon redemption and for purposes of conversion to Class A shares.

Class C Shares -- Asset-Based Sales Charge Alternative

You can purchase Class C shares for cash without any initial sales charge or a CDSC. Thus you will receive the entire net asset value of your shares upon redemption. Class C shares do not convert to any other class of shares of the Fund. As discussed below, Class C shares may be exchanged at net asset value for Class C shares of other Alliance Mutual Funds.

General

The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment and whether you intend to subsequently exchange your shares for shares of another Alliance Mutual Fund. If you are making a large cash purchase, thus qualifying for a reduced sales charge on a subsequent exchange, you might consider purchasing Class A shares. If you are making a smaller cash purchase, you might consider purchasing Class B shares because no sales charge will be assessed on subsequent exchanges of those shares. If you are unsure of the length of your investment, you might consider Class C shares because there are no initial or contingent deferred sales charges. Consult your financial agent. Dealers and agents may receive different compensation for selling Class A, Class B or Class C shares. Class B and Class C shares have higher distribution fees, and thus higher expense ratios, and pay correspondingly lower dividends than Class A shares. There is no size limit on cash purchases of Class A shares. The maximum cash purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $5,000,000. The Fund may refuse any order to purchase shares.

In addition to the discount or commission paid to dealers, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer and their immediate family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO EXCHANGE SHARES

You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds. Exchanges of Class A shares are made at the net asset value next determined plus any applicable initial sales charge imposed on the Class A shares of the other Alliance Mutual Fund. Consult the prospectus of the applicable Alliance Mutual Fund for a further explanation of those sales charges. Exchanges of Class B and Class C shares are made at the net asset values next determined, without sales or service charges.

Under the Alliance Mutual Funds' Right of Accumulation, exchanges of Class A shares made pursuant to the Alliance Dollar Cost Averaging Program or otherwise will be assessed an initial sales charge based on the shareholder's total Alliance Mutual Funds holdings, including shares of the Fund, and therefore may be eligible for a reduced sales charge. Consult with your financial representative or Alliance regarding the Alliance Dollar Cost Averaging Program, Rights of Accumulation and other time and money saving services to investors.

Class A and Class B shares will age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

                       EXPENSE INFORMATION


Shareholder Transaction Expenses are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transaction costs from investing in the Fund and estimated annual expenses for each class of shares. The example following the table shows the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                  Class A          Class B         Class C
                                  Shares           Shares          Shares


Maximum sales charge imposed
on
  purchases (as a percentage
  of offering price).......        None             None            None
Sales charge imposed on
dividend
  reinvestments............        None             None            None
Deferred sales charge (as a
  percentage of original
purchase
  price or redemption
proceeds,
  whichever is lower.......        None(a)          4.0%            None
                                                  during the
                                                  first year,
                                                  decreasing 1.0%
                                                  annually to 0%
                                                  after the fourth
                                                  year (b)(c)

Exchange fee...............        None             None            None



(a) Purchases of Class A shares of $1,000,000 or more (or that were received in exchange or following a series of exchanges of Class A shares of an Alliance Mutual Fund that were part of an original purchase of $1,000,000 or more) may be subject to a 1% deferred sales charge on redemptions within one year of the original purchase for cash. See "Purchase and Sale of Shares - How to Buy Shares - Class A Shares" in this Supplement.
(b) For Class B shares purchased for cash. The contingent deferred sales charge schedule applicable to a shareholder's redemption of Class B shares that were received in exchange of Class B shares of an Alliance Mutual

    Fund is the schedule applicable to redemptions of Class B shares of the Alliance Mutual Fund originally purchased for cash by the shareholder.
(c) Class B shares will automatically convert to Class A shares a certain number of years after the end of the calendar month in which the shareholder's order to purchase was accepted. For Class B shares purchased for cash, the number of years is eight. For Class B shares that were received in exchange of Class B shares of an Alliance Mutual Fund, the number of years depends on the conversion schedule of the Class B shares of the Alliance Mutual Fund originally purchased. Currently, the longest such period is eight years. See "Purchase and Sale of Shares - General - Class B shares" - page 5.

               Operating Expenses                                                 Example

                          Class       Class      Class                     Class   Class    Class    Class
                            A           B          C                         A      B+       B++       C


  Management fees           .25         .25        .25     After  1 year   $ 13    $ 73     $ 18     $ 16
  12b-1 fees                .50        1.00        .75     After  3 years  $ 41    $ 91     $ 56     $ 48
  Other expenses(a)         .53         .53        .53     After  5 years  $ 70    $111     $ 96     $ 83
  Total fund                                               After 10 years  $155    $196(b)  $196(b)  $182
   operating
   expenses(a)             1.28        1.78       1.53

_______________________________________

 +       Assumes redemption at end of period and the highest applicable deferred sale charge schedule.  See note (b)
         above.
++       Assumes no redemption at end of period.
(a)      These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of
         Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b)      Assumes the longest applicable conversion schedule.  See note (c) above.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Long-term shareholders of the Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "Management of the Fund - Distribution Services Agreement." "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations.
The example should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.


(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.
00250163.AF4

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]                    AFD EXCHANGE RESERVES
--------------------------------------------------------------------------------
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618
--------------------------------------------------------------------------------

AFD Exchange Reserves (the "Fund") is a diversified, open-end management investment company. The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denominated money market securities, and is thus referred to as a "money market fund."

Shares of the Fund are available only to holders of shares of other Alliance funds who wish to exchange their shares for shares of a money market fund.

This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing. A "Statement of Additional Information" dated February 1, 1995 which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or "Literature" telephone number.


(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT (I) INSURED OR GUARANTEED BY THE U.S. GOVERN-MENT, (II) A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, OR (III) FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PROSPECTUS/February 1, 1995

  Investors are advised to read this Prospectus carefully and to retain it for future reference.

--------------------------------------------------------------------------------
                              EXPENSE INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transaction costs from investing in the Fund and annual expenses for each class of shares. The example following the table shows the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                             CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
                                                             --------------   ---------------   --------------
  Maximum sales charge imposed on purchases (as a
   percentage of offering price).............................       None              None            None
  Sales charge imposed on dividend reinvestments.............       None              None            None
  Deferred sales charge (as a percentage of original purchase
   price or redemption proceeds whichever is lower)..........       None(a)        5.5% during        None
                                                                                the first year,
                                                                                decreasing 1.0%
                                                                                 annually to 0%
                                                                                after the sixth
                                                                                   year(b)(c)
  Exchange Fee..............................................       None               None            None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average
 net assets)
  Management fees...........................................        .25%               .25%            .25%
  Rule 12b-1 fees...........................................        .50%              1.00%            .75%
  Other expenses(d).........................................        .53%               .53%            .53%
                                                                   ----        ---------------        ----
  Total fund operating expenses.............................       1.28%              1.78%           1.53%
                                                                   ====        ===============        ====

--------
(a) Class A shares that were received in exchange of an Alliance fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the amount purchased was $1,000,000 or more may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--General."
(b) The contingent deferred sales charge schedule applicable to a shareholder's redemption of Class B shares is the schedule applicable to redemptions of Class B shares of the Alliance fund originally purchased by the shareholder. The highest such schedule is reflected in this table; other such schedules provide for lower charges.
(c) As described herein, Class B shares will automatically convert to Class A shares a certain number of years after the end of the calendar month in which the shareholder's order to purchase was accepted. The number of years depends on the conversion schedule of the Class B shares of the Alliance fund originally purchased. Currently, the longest such period is eight years. See "Purchase and Sale of Shares--General--Class B Shares"-- page 5.
(d) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.

EXAMPLE:

                                                                                CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                                                -------------------------------------------
                                                                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                                ------     -------     -------     --------
An investor would pay the following expenses on a $1,000 investment assuming
 (i) a 5% annual return throughout the periods and (ii) redemption at the end of the period:
  Class A......................................................................  $ 13        $ 41        $ 70        $155
  Class B(a)...................................................................  $ 73        $ 91        $111        $196(b)
  Class C......................................................................  $ 16        $ 48        $ 83        $182
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
  Class A......................................................................  $ 13        $ 41        $ 70        $155
  Class B......................................................................  $ 18        $ 56        $ 96        $196(b)
  Class C......................................................................  $ 16        $ 48        $ 83        $182

--------
(a) Assumes the highest applicable contingent deferred sales charge schedule. See notes (b) and (c) above.
(b) Assumes the longest applicable conversion schedule. See note (c) above.

  The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Long-term shareholders of the Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "Management of the Fund--Rule 12b-1 Distribution Services Agreement." "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. The example should not be considered a representation of future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (AUDITED)
--------------------------------------------------------------------------------

                                            PERIOD ENDED SEPTEMBER 30, 1994
                                          -------------------------------------
                                            CLASS A      CLASS B      CLASS C
                                          -----------  -----------  -----------
                                          FOR THE PERIOD MARCH 25, 1994(A) TO
                                                  SEPTEMBER 30, 1994
                                          -------------------------------------
Net asset value, beginning of period....  $      1.00  $      1.00  $      1.00
                                          -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        .0126        .0101        .0112
                                          -----------  -----------  -----------
LESS: DISTRIBUTIONS
Dividends from net investment income....       (.0126)      (.0101)      (.0112)
                                          -----------  -----------  -----------
Net asset value, end of period..........  $      1.00  $      1.00  $      1.00
                                          ===========  ===========  ===========
TOTAL RETURNS
Total investment return based on net as-
 set value(b)(c)........................         2.45%        1.95%        2.18%
                                          ===========  ===========  ===========
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (in millions).          $18          $31           $5
Ratio of expenses to average net
 assets(c)..............................         1.82%        2.35%        2.08%
Ratio of net investment income to aver-
 age net assets(c)......................         2.62%        1.91%        2.14%

--------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.
(c) Annualized.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  The Fund is a diversified, open-end management investment company known as a "mutual fund." The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denominated money market securities. While the Fund may not change its investment objective or the "other fundamental investment policies" described in a separate section below without shareholder approval, it may, upon notice to shareholders, but without such approval, change the following investment policies or create addi-tional classes of shares in order to establish portfolios which may have dif-ferent investment objectives. There can, of course, be no assurance that the Fund's objective will be achieved.

MONEY MARKET SECURITIES

  The money market securities in which the Fund invests include: (1) marketable obligations issued or guaranteed by the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having to-tal assets of more than $500 million; (3) commercial paper of high quality, i.e., rated A-1 or A-2 by Standard & Poor's Corporation ("S&P"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc, or, if not rated, issued by U.S. or foreign companies having outstanding debt securi-ties rated AAA, AA or A by

S&P, or Aaa, Aa or A by Moody's and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateral-ized in full each day by liquid securities of the types listed above. Repur-chase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers ("ven-dors") that are eligible under the procedures adopted by the Trustees for eval-uating and monitoring the creditworthiness of such vendors. A repurchase agree-ment would create a loss to the Fund if, in the event of a vendor default, the proceeds from the sale of the collateral were less than the repurchase price.

  The Fund may invest up to 25% of its total assets in money market instruments issued by foreign branches of foreign banks and other foreign entities. To the extent that the Fund makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social in-stability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual ob-ligations and the lack of uniform accounting and financial reporting standards.

  The Fund will not invest more than 10% of its net assets in illiquid securi-ties which include "restricted securities" subject to legal restrictions on re-sale arising from an issuer's reliance upon certain exemptions from registra-tion under the Securities Act of 1933, as amended, (the "Securities Act"). The Fund may purchase restricted securities eligible for resale under Rule 144A un-der the Securities Act and commercial paper issued in reliance upon the exemp-tion from registration in Section 4(2) of the Securities Act and, in each case, determined by Alliance to be liquid in accordance with procedures adopted by the Trustees of the Fund.

  The Fund may invest in asset-backed securities that meet its existing diver-sification, quality and maturity criteria. Asset-backed securities are securi-ties issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a benefi-cial interest in a special purpose trust, limited partnership interest, or com-mercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is the Fund's current intention to limit its investment in such securities to not more than 5% of its net assets.

  The Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), as amended from time to time, including the diversity, quality and maturity limitations imposed by the Rule. In accordance with Rule 2a-7, the Fund will invest in securities which at the time of investment have remaining maturities not exceeding 397 days and the average maturity of the Fund's in-vestment portfolio will not exceed 90 days. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information under "In-vestment Objective, Policies and Restrictions."

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) invest 25% or more of its assets in the securities of issuers con-ducting their principal business activities in any one industry; provided that, for purposes of this restriction, there is no limitation with respect to U.S. Government securities or certificates of deposit and bankers' acceptances is-sued or guaranteed by, or interest bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks); (2) invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) al-though with respect to one-quarter of its total assets it may invest without regard to such limitation; (3) invest more than 5% of its assets in the securi-ties of any issuer (except the U.S. Government) having less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Government); (4) borrow money except from banks on a temporary basis or via entering into reverse repurchase agree-ments in aggregate amounts not exceeding 15% of its assets and to be used ex-clusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should oc-cur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist; or (5) mortgage, pledge or hypothecate its assets except to secure such borrowings.

  As a matter of operating policy, fundamental policy number 2 would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the fu-ture.

--------------------------------------------------------------------------------
                          PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

GENERAL

  Shares of the Fund are available only to holders of shares of other Alliance funds who wish to exchange their shares for shares of a money market fund. Such an exchange transaction is effected through the redemption of the Alliance fund shares tendered for exchange and the purchase of shares of the Fund at their respective net asset values as next determined, without sales or service charges. Exchange purchases into the Fund may be made by telephone or written request.

  Alliance Fund Services, Inc. ("AFS") is not responsible for the authenticity of telephone exchange requests. AFS will employ reasonable procedures in order to verify that telephone requests are genuine, and could be liable if it failed to use those procedures. An exchange is a taxable capital transaction for fed-eral tax purposes. The Fund reserves the right to reject any order to acquire its shares through exchange.

CLASS A SHARES

  Class A shares of the Fund are offered to holders of Class A shares of other Alliance funds without any sales charge at the time of purchase but on Class A shares that were received in exchange of an Alliance fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more you may pay a 1% contingent de-ferred sales charge ("CDSC") which will be assessed as described below under "Application of the CDSC" if you redeem shares of the Fund within one year of your purchase of the Alliance fund Class A shares originally purchased for cash (the "original Class A shares").

CLASS B SHARES

  Class B shares of the Fund are offered to holders of Class B shares of other Alliance funds without any initial sales charge. However, you may pay a CDSC if you redeem shares of the Fund within a certain number of years of your original purchase of Alliance fund Class B shares. When redemption occurs, the applica-ble CDSC schedule is that which applied to the Alliance fund Class B shares originally purchased for cash (the "original Class A shares") at the time of their purchase.

  For purposes of computing both the time remaining before Class B shares of the Fund con-vert to Class A shares and the CDSC payable upon disposition of the Class A or Class B shares of the Fund, the period of time for which you have held the original Class A shares or Class B shares is added to the period of time for which you have held Class A or Class B shares of the Fund, and the CDSC sched-ule applicable to the original Class A shares is applied. Class B shares of the Fund will automatically convert to Class A shares of the Fund in accordance with the conversion schedule applicable to the original Class B shares.

CLASS C SHARES

  Class C shares of the Fund are offered to holders of Class C shares of other Alliance funds without any sales charge at the time of purchase or redemption.

APPLICATION OF THE CDSC

  The CDSC is applied to the lesser of the current net asset value of the re-deemed shares or the cost of the original Class A shares or original Class B shares, as applicable. Shares obtained from dividend or distribution reinvest-ment are not subject to the CDSC.

  The CDSC is deducted from the amount of the redemption and is paid to Alli-ance Fund Distributors, Inc. ("AFD"). The CDSC will be waived on redemptions of shares following the death or disability of a shareholder or to meet the re-quirement of certain qualified retirement plans. See the Statement of Addi-tional Information.

HOW THE FUND VALUES ITS SHARES

  The net asset value of each class' shares is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value per share is calculated by determining the amount of assets attributable to each class of shares, subtracting liabilities and dividing by the amount of outstanding shares for such class. In this connection, the Fund uses the amortized cost value for determining the value of the Fund's investments. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time).

HOW TO EXCHANGE SHARES

  You may exchange your investment in the Fund for shares of the same class of most other Alliance funds. Exchanges of shares are made at the net asset values next determined, without sales or service charges. Call AFS at 800-221-5672 to exchange shares not in certificate form by telephone in the manner described below in which shares may be sold by telephone. See "General" below for further information regarding exchanges of shares. The exchange service may be changed, suspended or terminated on 60 days' written notice.

HOW TO SELL SHARES

  You may "redeem", i.e., sell your shares to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class A and Class B shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares acquired in exchange for Alliance fund shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days).

SELLING SHARES THROUGH YOUR BROKER

  The Fund must receive your broker's request before 4:00 p.m. Eastern time to receive that day's net asset value (less any applicable CDSC for Class A and Class B shares). Your broker is responsible for furnishing all necessary docu-mentation to the Fund, and may charge you for this service.

SELLING SHARES DIRECTLY TO THE FUND

  Send a signed letter of instruction or stock power form to AFS, along with certificates, if any, that represent the shares you want to sell. For your pro-tection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS and many commercial banks. Ad-ditional documentation is required for the sale of shares by corporations, in-termediaries, fiduciaries and surviving joint owners. For details contact:

                          Alliance Fund Services, Inc.
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                 1-800-221-5672

SELLING SHARES BY TELEPHONE

  You may sell shares not in certificate form by telephoning AFS at (800) 221-5672 between 9:00 a.m. and 4:00 p.m. Eastern time. You may choose to receive sale proceeds by Electronic Funds Transfer ("EFT") or by check.

  To receive proceeds by EFT, a shareholder must complete the appropriate sec-tion of the shareholder options form and mail it to AFS to establish this priv-ilege. An EFT redemption request must be for at least $500 and may not exceed $100,000.

  To receive proceeds by check, a shareholder or the broker of record can call AFS at the 800 number above. A telephone redemption by check will be sent to the address of record as long as that address has not been changed in the last 30 days. The redemption amount may not exceed $25,000 and may be requested once in any 30 day period. Telephone redemption by check is not available with re-spect to shares (i) for which certificates have been issued, (ii) held as nomi-nee or "street name" accounts and (iii) held in any retirement plan account. See "General" below.

GENERAL

  The sale or exchange of shares is a taxable transaction for federal tax pur-poses. Under unusual circumstances, the Fund may suspend redemptions or post-pone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

  Alliance Capital Management L.P. ("Alliance") sponsors three other money mar-ket funds, Alliance Capital Reserves, Alliance Government Reserves and Alliance Municipal Trust (the "Trusts"). Each of the Trusts offers a class of shares that has a lower expense ratio and pays correspondingly higher dividends than Class B and Class C shares of the Fund. However, the Trusts do not have an ex-change privilege with other Alliance funds. Thus, if you held shares of a Trust and wished to transfer your holdings to another Alliance fund, you would be re-quired to redeem shares of the Trust and purchase shares of that Alliance fund with the cash proceeds of your redemption. Such a transaction would be subject to any sales charges applicable to an original purchase for cash (or eventual redemption) of shares of that Alliance fund. To obtain the prospectus for any of the Trusts, contact AFS at the Literature telephone number above.

  During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses re-sulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

  AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual call 800-227-4618.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ADVISER

  Alliance Capital Management L.P., a Delaware limited partnership with princi-pal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide in-vestment advice and, in general, to conduct the management and investment pro-gram of the Fund, subject to the general supervision and control of the Trust-ees of the Fund.

  Alliance is a leading international investment manager supervising client ac-counts with assets as of December 31, 1994 totaling over $121 billion (of which more than $37 billion represents the assets of investment companies). Alli-ance's clients are primarily major corporate employee benefit funds, public em-ployee retirement systems, investment companies, foundations and endowment funds. The 50 registered investment companies managed by Alliance comprising 102 separate investment portfolios currently have over one million sharehold-ers. As of December 31, 1994, Alliance was retained as an investment manager for 29 of the Fortune 100 companies.

  Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of 1% general partnership interest in, Alliance, is an indi-rect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorpo-rated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statement of Additional Information under "Management of the Fund."

  Under its Advisory Agreement with the Fund, Alliance provides investment ad-visory services and order placement facilities for the Fund and pays all com-pensation of Trustees and officers of the Fund who are affiliated persons of Alliance. Alliance or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Trustees to serve as the Fund's officers. Under the Advisory Agreement, the Fund pays Alliance a fee at the annual rate of .25 of 1% of the first $1.25 billion of the Fund's average daily net assets; .24 of 1% of the next $.25 billion of such assets; .23 of 1% of the next $.25 billion of such assets; .22 of 1% of the next $.25 billion of such assets; .21 of 1% of the next $1 billion of such assets, and; .20 of 1% of such average daily net assets in excess of $3 billion. The fee is accrued daily and paid monthly.

EXPENSES OF THE FUND

  In addition to the payments to Alliance under the Advisory Agreement de-scribed above, the Fund pays certain other costs, including (i) custody, trans-fer and dividend disbursing expenses, (ii) fees of the Trustees who are not af-filiated with Alliance, (iii) legal and auditing expenses, (iv) clerical, accounting and other office costs, (v) costs of printing the Fund's prospec-tuses and shareholder reports, (vi) costs of maintaining the Fund's existence,
(vii) interest charges, taxes, brokerage fees and commissions, (viii) costs of stationery and supplies,

(ix) expenses and fees related to registration and filing with the Securities and Exchange Commission (the "Commission") and with state regulatory authori-ties, (x) upon the approval of the Trustees, costs of personnel of Alliance or its affiliates rendering clerical, accounting and other office services, and
(xi) such promotional expenses as may be contemplated by the Distribution Serv-ices Agreement, described below.

RULE 12B-1 DISTRIBUTION SERVICES AGREEMENT

  Rule 12b-1 adopted by the Commission under the Act permits an investment com-pany to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement"), which in-cludes a plan adopted pursuant to Rule 12b-1 (the "Plan") with AFD. Pursuant to the Plan, the Fund pays to AFD a Rule 12b-1 distribution services fee at an an-nual rate of .50 of 1% of the Fund's aggregate average daily net assets attrib-utable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and .75 of 1% of the Fund's aggregate average daily net assets attributable to the Class C shares to compensate AFD for distribution services. The Agreement provides that a portion of the distri-bution services fee in an amount equal to .25% of the aggregate average daily net assets of the Fund attributable to each of the Class A shares, Class B shares and Class C shares constitutes a service fee that AFD will use for per-sonal service and/or the maintenance of shareholder accounts.

  The Agreement provides that AFD may spend the distribution services fee it receives from the Fund as it deems appropriate on any activities or expenses primarily intended to result in the sale of shares of the Fund, including, but not limited to, compensation of employees of AFD, compensation and expenses, including overhead and telephone and other communication expenses, of AFD and other broker-dealers, banks and other financial intermediaries that engage in or support the distribution of shares of the Fund, the preparation, printing and distribution of prospectuses, statements of additional information, sales literature and advertising materials, and other promotional activities. In this regard, some payments under the Agreement are used to compensate financial in-termediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and .50%, annualized, with respect to Class C shares, of the assets maintained in the Fund by their customers. The Agreement also provides that AFD may, if it wish-es, retain all or any portion of the distribution services fees received from the Fund for its own purposes. Distribution services fees are accrued daily and paid monthly, and are charged as expenses of the Fund as accrued. The Agreement also provides that Alliance may use its own resources to finance the distribu-tion of the Fund's shares.

  The Fund is not obligated under the Agreement to pay any distribution serv-ices fee in excess of the amounts set forth above. Since AFD's compensation with respect to each of the Class A shares, Class B shares and Class C shares is not directly tied to its expenses incurred with respect to such class, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses.

  In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to AFD with respect to that class, and (ii) the Fund would not be obligated to pay AFD for any amounts expended under the Agreement not previously recovered by AFD from distribution services fees in respect of shares of such class or recovered through deferred sales charges.

  The Agreement is in compliance with rules of the National Association of Se-curities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mu-tual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

  As interpreted by courts and administrative agencies, the Glass-Steagall Act and other applicable laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of coun-sel, these laws and regulations do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that change in these laws prevented a bank from providing such services, it is ex-pected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institu-tions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


  All net income of the Fund is determined each business day at 4:00 p.m. (New York time) and is paid immediately thereafter pro rata to shareholders of rec-ord of each class via automatic investment in additional full and fractional shares in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

  Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

  The Fund intends to qualify for each taxable year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, and, as such, will not be liable for federal income and excise taxes on the invest-ment company taxable income and net capital gains distributed to its share-holders. For federal income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as ordinary income, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to certain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year just ended.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION

  AFD Exchange Reserves is a Massachusetts business trust that was organized on January 14, 1994. It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal law. Shareholders have available certain procedures for the removal of Trustees.

  A shareholder in the Fund will be entitled to his pro rata share of all divi-dends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares. The Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives.

  Shares are normally entitled to one vote for all purposes. Generally, shares of the Fund vote as a single series on matters, such as the election of Trust-ees, that affect all shareholders of the Fund in substantially the same manner. Class A, Class B and Class C shares have identical voting, dividend, liquida-tion and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transfer-able, are entitled to dividends as determined by the Trustees and, in liquida-tion of the Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to the organization of the Fund are discussed in the Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

  Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of Alli-ance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

  Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of Alliance, is the Principal Underwriter of shares of the Fund.

ADDITIONAL INFORMATION

  THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, WHICH HAVE BEEN INCORPORATED BY REFERENCE HEREIN, DO NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENT FILED BY THE FUND WITH THE COMMISSION UNDER THE SECURITIES ACT. COPIES OF THE REGISTRATION STATEMENT MAY BE OBTAINED AT A REA-SONABLE CHARGE FROM THE COMMISSION OR MAY BE EXAMINED, WITHOUT CHARGE, AT THE OFFICES OF THE COMMISSION IN WASHINGTON, D.C. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

AFD PRO 2/95


This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.


TABLE OF CONTENTS                       PAGE
----------------------------------------------

Expense Information                       2
Financial Highlights                      3
Description of the Fund                   3
Purchase and Sale of Shares               5
Management of the Fund                    8
Dividends, Distributions and Taxes       10
General Information                      11


                                    ADVISER
                        Alliance Capital Management L.P.
                          1345 Avenue of the Americas
                               New York, NY 10105

                                     AFD
                                 ------------
                                   Exchange
                                 ------------
                                   Reserves
                                 ------------


                                   Prospectus
                                February 1, 1995


Goal: Maximum current income consistent with safety of principal and liquidity.


                                                 [LOGO OF ALLIANCE APPEARS HERE]
                                                 ===============================